                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): July 26, 2004

                             FLEMING COMPANIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Oklahoma                                     1-8140                               48-0222760
----------------------------                         -----------                        -------------------
(State or Other Jurisdiction                         (Commission                           (IRS Employer
       of Incorporation)                             File Number)                       Identification No.)


15150 Preston Road, Dallas, Texas                                                               75248
----------------------------------------                                                      ----------
(Address of Principal Executive Offices)                                                      (Zip code)


Registrant's telephone number, including area code: (972) 720-2000

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

CONFIRMATION OF THE PLAN

         On April 1, 2003, Fleming Companies, Inc., an Oklahoma corporation (the "Company"), and its direct and indirect United States subsidiaries (the Company and such subsidiaries collectively referred to herein as the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). All of the cases involving the Debtors are being jointly administered for procedural purposes before the Bankruptcy Court under case number 03-10945 (MFW).

         On July 26, 2004, the Bankruptcy Court confirmed the Debtors' and Official Committee of Unsecured Creditors' Third Amended and Revised Joint Plan of Reorganization (the "Plan"). A copy of the order confirming the Plan (the "Confirmation Order") is attached hereto as Exhibit 2.1 and is incorporated herein by reference. Although the Bankruptcy Court entered the Confirmation Order on July 27, 2004, the Plan is not yet effective. The Plan and the Confirmation Order contain certain conditions precedent to the occurrence of the Effective Date of the Plan, unless waived pursuant to the Plan. The Company anticipates that the Effective Date of the Plan will be in mid-August.

SUMMARY OF THE PLAN

         The following is a summary of the material features of the Plan, a copy of which is set forth as Exhibit 2.2 hereto and incorporated by reference. A more complete description of the Plan is set forth in the Third Amended and Revised Disclosure Statement, dated May 25, 2004 (the "Disclosure Statement"), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Plan.

         The Plan provides for the reorganization of the Debtors centered around the Fleming convenience store distribution operations through the formation of a new Delaware corporation, Core-Mark Holding Company, Inc. ("Core-Mark"). Additionally, the Debtors' remaining assets and liabilities not related to the convenience operations will be transferred to either a Post-Confirmation Trust, which will have the responsibility for liquidating such assets and liabilities, pursuing causes of action and reconciling and paying claims, or a Reclamation Creditors' Trust, which will have similar responsibilities and rights with respect to reclamation creditors.

         Except to the extent otherwise provided in the Plan, all notes, instruments, certificates, and other documents evidencing (i) the Company's
10 1/8% Senior Notes due 2008, (ii) the Company's 9 1/4% Senior Notes due 2010,
(iii) the Company's 10 5/8% Senior Subordinated Notes due 2007, (iv) the Company's 9 7/8% Senior Subordinated Notes due 2012, (v) the Company's 5 1/4% Convertible Senior Subordinated Notes due 2009 and (vi) equity interests in the Debtors, including, but not limited to, all issued, unissued, authorized or outstanding shares or stock, together with any warrants, options or contract rights to purchase or acquire such interests at any



                                       2
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time have been canceled, and the obligations of the Debtors thereunder or in any way related thereto have been discharged.

         Pursuant to the terms of the Plan, approximately ten million (10,000,000) shares of Core Mark's common stock, par value $0.01 per share
(the "Common Stock"), will be distributed on and after the Effective Date. Unsecured creditors of the Debtors, including holders of General Unsecured Claims, other than Convenience Claims, and Senior Subordinated Note Claims, will receive the majority of the issued shares of Common Stock, and certain members of the management of Core-Mark will receive, in the form of restricted stock and restricted stock units, two percent (2%) of the total number of shares of Common Stock issued under the Plan. Core-Mark will also be issuing warrants exercisable for shares of Common Stock to holders of Senior Subordinated Note Claims and to Sankaty Advisors, LLC, who will be providing $70 million in financing to Core-Mark upon the Effective Date of the Plan. Additionally, pursuant to a management incentive plan, shares of Common Stock equal, on a fully-diluted basis, to nine percent (9%) of the aggregate number of shares of Common Stock issued pursuant to the Plan will be reserved for issuance to employees of Core-Mark in the form of options after the Effective Date. No shares of preferred stock will be distributed pursuant to the terms of the Plan.

         Holders of allowed administrative claims, claims derived from the Company's secured super priority debtor-in-possession credit agreement and priority tax claims are being paid in full in cash pursuant to the terms of the Plan. The legal, equitable and contractual rights of the holders of other priority claims and other secured claims are unaltered by the Plan.

         The holders of equity interests in the Debtors, including, but not limited to, the holders of the Company's common stock, will receive no distribution under the Plan.

INFORMATION AS TO ASSETS AND LIABILITIES

         An analysis of the assets and liabilities of the Debtors is contained in the Disclosure Statement which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable

(b)      Pro forma financial information.

         Not applicable



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

(c)      Exhibits.

         2.1 Order Confirming the Third Amended and Revised Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries dated July 26, 2004.

         2.2 Debtor's and Official Committee of Unsecured Creditors' Third Amended and Revised Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries dated July 20, 2004.

         99.1 Third Amended and Revised Disclosure Statement in Support of Debtor's and Official Committee of Unsecured Creditors' Third Amended Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries dated May 25, 2004.





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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FLEMING COMPANIES, INC.



Date: August 6, 2004                         By: /s/ Rebecca A. Roof
                                                --------------------------------
                                                Rebecca A. Roof
                                                Interim Chief Financial Officer






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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

2.1                        Order Confirming the Third Amended and Revised Joint
                           Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries dated July 26, 2004.

2.2                        Debtor's and Official Committee of Unsecured
                           Creditors' Third Amended and Revised Joint Plan of
                           Reorganization of Fleming Companies, Inc. and its
                           Filing Subsidiaries dated July 20, 2004.

99.1                       Third Amended and Revised Disclosure Statement in
                           Support of Debtor's and Official Committee of
                           Unsecured Creditors' Third Amended Joint Plan of
                           Reorganization of Fleming Companies, Inc. and its
                           Filing Subsidiaries dated May 25, 2004.